As filed with the Securities and Exchange Commission on March 4, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact name of registrant as specified in charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of principal executive offices) (Zip code)

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-233-4339

Date of fiscal year end:   December 31

Date of reporting period:  December 31, 2024

Item 1:	Report(s) to Shareholders.

(a)

Annual Shareholder Report

Transamerica Stock Index

Class R

TSTRX

December 31, 2024

Fund Overview

Transamerica Stock Index (the "Fund") seeks to match the performance of the S&P 500® Index. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$70	0.62%

The Fund invests as a feeder fund in the S&P 500 Index Master Portfolio (the Portfolio). The expense table reflects the expenses of both the Fund and the Portfolio.

How did the Fund perform last year and what affected its performance?

The Fund invests in securities through the S&P 500 Index Master Portfolio, a master portfolio which is not part of the complex of mutual funds sponsored by Transamerica Asset Management, Inc. (“TAM”), and which is advised by BlackRock Fund Advisors. The Fund seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index (“Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.

U.S. equities, as represented by the Index, finished the fiscal year ended December 31, 2024, with a positive return of 25.02%. Top performing sectors for the Index for the fiscal year were communication services, information technology, consumer discretionary, and financials. Materials, health care, and energy, were the lowest performing sectors for the fiscal year. From an individual stock perspective, NVIDIA Corp., Apple Inc., and Amazon.com, Inc. were the top contributing performers for the fiscal year, while Intel Corp., Adobe Inc., and Boeing Co. detracted most from performance.

The primary drivers of tracking difference between the returns of the Fund and the returns of the Index during the fiscal year were fees and expenses, slight mismatches in security weightings versus the Index, cash and futures drag, and transaction costs.

Transamerica Stock Index

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	S&P 500® Index
4/21/2017	$10,000	$10,000
5/31/2017	$10,150	$10,122
6/30/2017	$10,290	$10,264
7/31/2017	$10,351	$10,328
8/31/2017	$10,551	$10,541
9/30/2017	$10,581	$10,573
10/31/2017	$11,040	$11,043
11/30/2017	$11,372	$11,382
12/31/2017	$11,493	$11,508
1/31/2018	$12,147	$12,167
2/28/2018	$11,698	$11,719
3/31/2018	$11,392	$11,421
4/30/2018	$11,433	$11,465
5/31/2018	$11,699	$11,741
6/30/2018	$11,769	$11,813
7/31/2018	$12,202	$12,253
8/31/2018	$12,582	$12,652
9/30/2018	$12,655	$12,724
10/31/2018	$11,777	$11,854
11/30/2018	$12,004	$12,096
12/31/2018	$10,923	$11,004
1/31/2019	$11,785	$11,885
2/28/2019	$12,158	$12,267
3/31/2019	$12,394	$12,505
4/30/2019	$12,886	$13,012
5/31/2019	$12,063	$12,185
6/30/2019	$12,905	$13,044
7/31/2019	$13,088	$13,231
8/31/2019	$12,873	$13,021
9/30/2019	$13,107	$13,265
10/31/2019	$13,386	$13,552
11/30/2019	$13,859	$14,044
12/31/2019	$14,267	$14,468
1/31/2020	$14,256	$14,462
2/29/2020	$13,077	$13,272
3/31/2020	$11,462	$11,633
4/30/2020	$12,927	$13,124
5/31/2020	$13,536	$13,749
6/30/2020	$13,795	$14,022
7/31/2020	$14,575	$14,813
8/31/2020	$15,604	$15,878
9/30/2020	$15,003	$15,275
10/31/2020	$14,595	$14,868
11/30/2020	$16,183	$16,496
12/31/2020	$16,807	$17,130
1/31/2021	$16,619	$16,957
2/28/2021	$17,077	$17,425
3/31/2021	$17,815	$18,188
4/30/2021	$18,758	$19,159
5/31/2021	$18,876	$19,292
6/30/2021	$19,298	$19,743
7/31/2021	$19,747	$20,212
8/31/2021	$20,339	$20,826
9/30/2021	$19,388	$19,858
10/31/2021	$20,739	$21,249
11/30/2021	$20,573	$21,102
12/31/2021	$21,485	$22,047
1/31/2022	$20,375	$20,907
2/28/2022	$19,751	$20,281
3/31/2022	$20,477	$21,034
4/30/2022	$18,677	$19,199
5/31/2022	$18,702	$19,235
6/30/2022	$17,144	$17,647
7/31/2022	$18,723	$19,274
8/31/2022	$17,946	$18,488
9/30/2022	$16,282	$16,785
10/31/2022	$17,589	$18,144
11/30/2022	$18,569	$19,158
12/31/2022	$17,494	$18,054
1/31/2023	$18,582	$19,189
2/28/2023	$18,118	$18,721
3/31/2023	$18,772	$19,408
4/30/2023	$19,051	$19,711
5/31/2023	$19,131	$19,797
6/30/2023	$20,381	$21,105
7/31/2023	$21,022	$21,783
8/31/2023	$20,675	$21,436
9/30/2023	$19,688	$20,414
10/31/2023	$19,260	$19,985
11/30/2023	$21,011	$21,810
12/31/2023	$21,946	$22,801
1/31/2024	$22,305	$23,184
2/29/2024	$23,479	$24,422
3/31/2024	$24,222	$25,207
4/30/2024	$23,226	$24,178
5/31/2024	$24,360	$25,377
6/30/2024	$25,222	$26,287
7/31/2024	$25,513	$26,607
8/31/2024	$26,123	$27,253
9/30/2024	$26,658	$27,835
10/31/2024	$26,408	$27,582
11/30/2024	$27,936	$29,201
12/31/2024	$27,264	$28,505

Average Annual Total Returns

0BWX5	1 Year	5 Years	Since Inception 4/21/17
Class R	24.24%	13.83%	13.91%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	14.58%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$294,003,777
Number of Portfolio Holdings	1
Portfolio turnover rate of Master Portfolio	9%
Total Advisory Fees Paid (net of waivers and reimbursements)	$238,878

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

S&P 500 Index Master Portfolio	100.1%
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Stock Index

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Stock Index

Class R

Annual Shareholder Report

Transamerica Stock Index

Class R4

TSTFX

December 31, 2024

Fund Overview

Transamerica Stock Index (the "Fund") seeks to match the performance of the S&P 500® Index. This annual shareholder report contains important information for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$34	0.30%

The Fund invests as a feeder fund in the S&P 500 Index Master Portfolio (the Portfolio). The expense table reflects the expenses of both the Fund and the Portfolio.

How did the Fund perform last year and what affected its performance?

The Fund invests in securities through the S&P 500 Index Master Portfolio, a master portfolio which is not part of the complex of mutual funds sponsored by Transamerica Asset Management, Inc. (“TAM”), and which is advised by BlackRock Fund Advisors. The Fund seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index (“Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.

U.S. equities, as represented by the Index, finished the fiscal year ended December 31, 2024, with a positive return of 25.02%. Top performing sectors for the Index for the fiscal year were communication services, information technology, consumer discretionary, and financials. Materials, health care, and energy, were the lowest performing sectors for the fiscal year. From an individual stock perspective, NVIDIA Corp., Apple Inc., and Amazon.com, Inc. were the top contributing performers for the fiscal year, while Intel Corp., Adobe Inc., and Boeing Co. detracted most from performance.

The primary drivers of tracking difference between the returns of the Fund and the returns of the Index during the fiscal year were fees and expenses, slight mismatches in security weightings versus the Index, cash and futures drag, and transaction costs.

Transamerica Stock Index

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	S&P 500® Index
12/31/2014	$10,000	$10,000
1/31/2015	$9,695	$9,700
2/28/2015	$10,254	$10,257
3/31/2015	$10,091	$10,095
4/30/2015	$10,186	$10,192
5/31/2015	$10,310	$10,323
6/30/2015	$10,107	$10,123
7/31/2015	$10,320	$10,335
8/31/2015	$9,697	$9,712
9/30/2015	$9,448	$9,471
10/31/2015	$10,250	$10,270
11/30/2015	$10,272	$10,301
12/31/2015	$10,108	$10,138
1/31/2016	$9,605	$9,635
2/29/2016	$9,590	$9,622
3/31/2016	$10,235	$10,275
4/30/2016	$10,273	$10,315
5/31/2016	$10,459	$10,500
6/30/2016	$10,477	$10,527
7/31/2016	$10,866	$10,915
8/31/2016	$10,876	$10,931
9/30/2016	$10,873	$10,933
10/31/2016	$10,678	$10,733
11/30/2016	$11,069	$11,131
12/31/2016	$11,287	$11,351
1/31/2017	$11,498	$11,566
2/28/2017	$11,951	$12,025
3/31/2017	$11,957	$12,039
4/30/2017	$12,077	$12,163
5/31/2017	$12,244	$12,334
6/30/2017	$12,322	$12,411
7/31/2017	$12,572	$12,666
8/31/2017	$12,608	$12,705
9/30/2017	$13,162	$13,270
10/31/2017	$13,557	$13,677
12/31/2017	$13,711	$13,829
1/31/2018	$14,491	$14,621
2/28/2018	$13,955	$14,082
3/31/2018	$13,598	$13,724
4/30/2018	$13,647	$13,777
5/31/2018	$13,965	$14,108
6/30/2018	$14,058	$14,195
7/31/2018	$14,574	$14,724
8/31/2018	$15,040	$15,203
9/30/2018	$15,124	$15,290
10/31/2018	$14,088	$14,245
11/30/2018	$14,360	$14,535
12/31/2018	$13,065	$13,223
1/31/2019	$14,109	$14,282
2/28/2019	$14,555	$14,741
3/31/2019	$14,836	$15,027
4/30/2019	$15,437	$15,636
5/31/2019	$14,452	$14,642
6/30/2019	$15,461	$15,674
7/31/2019	$15,679	$15,899
8/31/2019	$15,435	$15,648
9/30/2019	$15,716	$15,940
10/31/2019	$16,051	$16,286
11/30/2019	$16,631	$16,877
12/31/2019	$17,134	$17,386
1/31/2020	$17,120	$17,379
2/29/2020	$15,706	$15,949
3/31/2020	$13,769	$13,979
4/30/2020	$15,529	$15,771
5/31/2020	$16,273	$16,522
6/30/2020	$16,585	$16,850
7/31/2020	$17,522	$17,801
8/31/2020	$18,773	$19,080
9/30/2020	$18,053	$18,355
10/31/2020	$17,575	$17,867
11/30/2020	$19,486	$19,823
12/31/2020	$20,238	$20,585
1/31/2021	$20,025	$20,377
2/28/2021	$20,563	$20,939
3/31/2021	$21,468	$21,856
4/30/2021	$22,605	$23,022
5/31/2021	$22,747	$23,183
6/30/2021	$23,274	$23,724
7/31/2021	$23,831	$24,288
8/31/2021	$24,544	$25,026
9/30/2021	$23,401	$23,863
10/31/2021	$25,031	$25,534
11/30/2021	$24,845	$25,357
12/31/2021	$25,950	$26,494
1/31/2022	$24,609	$25,123
2/28/2022	$23,870	$24,371
3/31/2022	$24,738	$25,276
4/30/2022	$22,577	$23,071
5/31/2022	$22,622	$23,114
6/30/2022	$20,742	$21,206
7/31/2022	$22,652	$23,161
8/31/2022	$21,728	$22,217
9/30/2022	$19,719	$20,170
10/31/2022	$21,301	$21,804
11/30/2022	$22,488	$23,022
12/31/2022	$21,189	$21,696
1/31/2023	$22,523	$23,059
2/28/2023	$21,960	$22,496
3/31/2023	$22,771	$23,322
4/30/2023	$23,110	$23,686
5/31/2023	$23,207	$23,789
6/30/2023	$24,744	$25,361
7/31/2023	$25,521	$26,176
8/31/2023	$25,116	$25,759
9/30/2023	$23,906	$24,531
10/31/2023	$23,403	$24,015
11/30/2023	$25,530	$26,208
12/31/2023	$26,687	$27,399
1/31/2024	$27,123	$27,859
2/29/2024	$28,568	$29,347
3/31/2024	$29,477	$30,291
4/30/2024	$28,265	$29,054
5/31/2024	$29,662	$30,494
6/30/2024	$30,709	$31,589
7/31/2024	$31,081	$31,973
8/31/2024	$31,824	$32,749
9/30/2024	$32,484	$33,448
10/31/2024	$32,196	$33,145
11/30/2024	$34,077	$35,090
12/31/2024	$33,254	$34,254

Average Annual Total Returns

0BWXE	1 Year	5 Years	10 Years
Class R4	24.61%	14.18%	12.77%
S&P 500®IndexFootnote Reference(a)	25.02%	14.53%	13.10%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$294,003,777
Number of Portfolio Holdings	1
Portfolio turnover rate of Master Portfolio	9%
Total Advisory Fees Paid (net of waivers and reimbursements)	$238,878

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

S&P 500 Index Master Portfolio	100.1%
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Stock Index

Class R4

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period ended June 30, updated no later than August 31 of each year, is available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Stock Index

Class R4

S&P 500 Index Master Portfolio
Annual Shareholder Report — December 31, 2024

This annual shareholder report contains important information about S&P 500 Index Master Portfolio (the “Master Portfolio”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Master Portfolio, which is included within the iShares S&P 500 Index Fund’s additional information at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441-7762.

What were the Master Portfolio costs for the last year?

(based on a hypothetical $10,000 investment)

Master Portfolio name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment

S&P 500 Index Master Portfolio	$1	0.01%

Key Master Portfolio statistics

Net Assets	$46,451,905,231

Number of Portfolio Holdings	507

Net Investment Advisory Fees	$4,072,597

Portfolio Turnover Rate	9%

What did the Master Portfolio invest in?

(as of December 31, 2024)

Sector allocation

Sector(a)	Percent of Net Assets

Information Technology	32.2%

Financials	13.5

Consumer Discretionary	11.2

Health Care	10.0

Communication Services	9.3

Industrials	8.1

Consumer Staples	5.5

Energy	3.1

Utilities	2.3

Real Estate	2.1

Other*	2.5

Short-Term Securities	0.7

Liabilities in Excess of Other Assets	(0.5)

Ten largest holdings

Security(b)	Percent of Net Assets

Apple, Inc.	7.5%

NVIDIA Corp.	6.6

Microsoft Corp.	6.2

Amazon.com, Inc.	4.1

Meta Platforms, Inc., Class A	2.5

Tesla, Inc.	2.2

Alphabet, Inc., Class A	2.2

Broadcom, Inc.	2.2

Alphabet, Inc., Class C	1.8

Berkshire Hathaway, Inc., Class B	1.7

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Master Portfolio for compliance purposes.
(b)	Excludes short-term securities.
*	Ten largest sectors are presented. Additional sectors are found in Other.

Additional information

If you wish to view additional information about the Master Portfolio, including but not limited to financial statements and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.

©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.

S&P 500 Index Master Portfolio
Annual Shareholder Report — December 31, 2024
12/24-AR

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The registrant’s code of ethics is reasonably designed as described in Item 2(b) of Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The registrant has filed this code of ethics as an exhibit hereto pursuant to Item 19(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) deem either of them an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, (ii) impose upon either of them any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon them as a member of the registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

		Fiscal Year Ended 12/31
		(in thousands)
		2024	2023
(a)	Audit Fees	$14	$14
(b)	Audit Related Fees(1)	$0	$0
(c)	Tax Fees(2)	$5	$5
(d)	All Other Fees(3)	$0	$0

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-1A filing of the funds comprising the registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the registrant’s Audit Committee must pre-approve (i) all audit and non-audit services performed for the registrant by the independent accountant and (ii) all non-audit services performed by the registrant’s independent accountant for the registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the registrant.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the registrant will be subject to the pre-approval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2024 and 2023 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Investments

(a)	The Schedule of Investments is included within the Financial Statements filed under Item 7(a) of this Form.

(b)	Not Applicable to the registrant.

Item 7	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
December 31, 2024
Transamerica Stock Index
Customer Service: 888-233-4339
1801 California St., Suite 5200 Denver, CO 80202
Distributor: Transamerica Capital, LLC
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Stock Index

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2024

Assets:
Investment in Master Portfolio, at value	$294,170,758
Receivables and other assets:
Shares of beneficial interest sold	930,666
Due from investment manager	13,852
Total assets	295,115,276
Liabilities:
Payables and other liabilities:
Due to Master Portfolio	930,234
Shares of beneficial interest redeemed	432
Investment management fees	17,819
Distribution and service fees	107,733
Transfer agent fees	1,639
Trustee and CCO fees	95
Audit and tax fees	19,103
Custody and accounting fees	16,835
Legal fees	3,538
Printing and shareholder reports fees	9,656
Registration fees	423
Other accrued expenses	3,992
Total liabilities	1,111,499
Net assets	$294,003,777
Net assets consist of:
Paid-in capital	$(531,800,241)
Total distributable earnings (accumulated losses)	825,804,018
Net assets	$294,003,777
Net assets by class:
Class R	$111,100,019
Class R4	182,903,758
Shares outstanding:
Class R	5,754,977
Class R4	9,483,577
Net asset value per share:
Class R	$19.31
Class R4	19.29
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

Net investment income (loss) allocated from Master Portfolio:
Dividend income	$4,640,595
Interest income	72,591
Net income from securities lending	3,707
Withholding taxes on foreign income	(23,185)
Expenses	(36,562)
Fees waived	3,576
Total investment income (loss)	4,660,722
Expenses:
Investment management fees	205,598
Distribution and service fees:
Class R	838,484
Class R4	437,414
Transfer agent fees:
Class R	2,659
Class R4	13,122
Trustee and CCO fees	13,933
Audit and tax fees	28,800
Custody and accounting fees	29,008
Legal fees	27,322
Printing and shareholder reports fees	26,739
Registration fees	40,137
Other	19,051
Total expenses before waiver and/or reimbursement and recapture	1,682,267
Expenses waived and/or reimbursed:
Class R	(75)
Class R4	(142,761)
Recapture of previously waived and/or reimbursed fees:
Class R	75
Net expenses	1,539,506
Net investment income (loss)	3,121,216
Net realized and change in unrealized gain (loss) on investments allocated from Master Portfolio:
Net realized gain (loss)	4,201,587
Net change in unrealized appreciation (depreciation)	68,005,467
Net realized and change in unrealized gain (loss)	72,207,054
Net increase (decrease) in net assets resulting from operations	$75,328,270
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Stock Index

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2024	December 31, 2023
From operations allocated from Master Portfolio:
Net investment income (loss)	$3,121,216	$3,624,444
Net realized gain (loss)	4,201,587	9,196,895
Net change in unrealized appreciation (depreciation)	68,005,467	58,243,173
Net increase (decrease) in net assets resulting from operations	75,328,270	71,064,512
Dividends and/or distributions to shareholders:
Class R	(2,799,717)	(6,669,370)
Class R4	(4,764,956)	(6,919,219)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(7,564,673)	(13,588,589)
Capital share transactions:
Proceeds from shares sold:
Class R	9,493,385	6,777,023
Class R4	22,267,980	12,714,928
	31,761,365	19,491,951
Dividends and/or distributions reinvested:
Class R	2,799,717	6,669,370
Class R4	4,764,956	6,919,219
	7,564,673	13,588,589
Cost of shares redeemed:
Class R	(106,798,042)	(18,640,305)
Class R4	(35,028,967)	(28,913,770)
	(141,827,009)	(47,554,075)
Net increase (decrease) in net assets resulting from capital share transactions	(102,500,971)	(14,473,535)
Net increase (decrease) in net assets	(34,737,374)	43,002,388
Net assets:
Beginning of year	328,741,151	285,738,763
End of year	$294,003,777	$328,741,151
Capital share transactions - shares:
Shares issued:
Class R	527,058	460,369
Class R4	1,238,530	859,073
	1,765,588	1,319,442
Shares reinvested:
Class R	146,663	429,246
Class R4	249,092	447,039
	395,755	876,285
Shares redeemed:
Class R	(5,684,083)	(1,277,187)
Class R4	(1,927,171)	(1,902,461)
	(7,611,254)	(3,179,648)
Net increase (decrease) in shares outstanding:
Class R	(5,010,362)	(387,572)
Class R4	(439,549)	(596,349)
	(5,449,911)	(983,921)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Stock Index

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$15.89	$13.19	$17.23	$14.30	$12.71
Investment operations: (A)
Net investment income (loss) (B)	0.13	0.15	0.14	0.13	0.15
Net realized and unrealized gain (loss)	3.71	3.18	(3.33)	3.82	2.06
Total investment operations	3.84	3.33	(3.19)	3.95	2.21
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.13)	(0.14)	(0.17)	(0.12)
Net realized gains	(0.28)	(0.50)	(0.71)	(0.85)	(0.50)
Total dividends and/or distributions to shareholders	(0.42)	(0.63)	(0.85)	(1.02)	(0.62)
Net asset value, end of year	$19.31	$15.89	$13.19	$17.23	$14.30
Total return	24.24%	25.44%	(18.57)%	27.84%	17.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$111,100	$171,088	$147,069	$208,632	$191,562
Expenses to average net assets (A)
Excluding waiver and/or reimbursement and recapture	0.62%	0.63%	0.63%	0.61%	0.62%
Including waiver and/or reimbursement and recapture	0.62%	0.63%(C)	0.63%(C)	0.61%	0.62%
Net investment income (loss) to average net assets (A)	0.75%	1.01%	0.97%	0.79%	1.22%
Portfolio turnover rate of Master Portfolio	9%	10%	13%	6%	5%

(A)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the Master Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R4
	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net asset value, beginning of year	$15.89	$13.18	$17.22	$14.30	$12.71
Investment operations: (A)
Net investment income (loss) (B)	0.19	0.20	0.19	0.18	0.20
Net realized and unrealized gain (loss)	3.71	3.19	(3.33)	3.81	2.06
Total investment operations	3.90	3.39	(3.14)	3.99	2.26
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.18)	(0.19)	(0.22)	(0.17)
Net realized gains	(0.28)	(0.50)	(0.71)	(0.85)	(0.50)
Total dividends and/or distributions to shareholders	(0.50)	(0.68)	(0.90)	(1.07)	(0.67)
Net asset value, end of year	$19.29	$15.89	$13.18	$17.22	$14.30
Total return	24.61%	25.95%	(18.35)%	28.23%	18.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$182,904	$157,653	$138,670	$162,195	$171,891
Expenses to average net assets(A)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.37%	0.38%
Including waiver and/or reimbursement and recapture	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income (loss) to average net assets (A)	1.07%	1.34%	1.30%	1.11%	1.57%
Portfolio turnover rate of Master Portfolio	9%	10%	13%	6%	5%

(A)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the Master Portfolio.
(B)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS
At December 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Stock Index (the “Fund”) is a series of the Trust and invests all of its investable assets in the S&P 500 Index Master Portfolio (the “Master Portfolio”).
The financial statements of the Master Portfolio are included within this report and should be read in conjunction with the Fund's financial statements.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM is responsible for all aspects of the day-to-day management of the Fund. TAM may in the future retain one or more sub-advisers to assist in the management of the Fund.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Investment valuation: The value of the Fund’s investment in the Master Portfolio, reflected within the Statement of Assets and Liabilities, displays the Fund’s proportional interest in the net assets of the Master Portfolio.
The valuation policy for the underlying securities held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements, which accompany this report.
Security transactions and investment income: The Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the Master Portfolio. All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Master Portfolio are allocated pro rata among the investors and recorded by the Fund on a daily basis.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. BORROWINGS AND OTHER FINANCING TRANSACTIONS
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2024, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM ("Participants") participate in a syndicated, committed line of credit in the amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests. The Portfolio had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
4. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Passive strategy/index risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a fund managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Fund.
Index fund risk: While the Fund seeks to track the performance of the S&P 500® Index (i.e., achieve a high degree of correlation with the index), the Fund's return may not match the return of the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Fund may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Fund’s return and that of the index.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
4. RISK FACTORS (continued)
market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
5. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of December 31, 2024, the percentage of the Fund’s interest in the Master Portfolio, including any open receivable or payable, is 0.63%.

As of December 31, 2024, the investment manager and/or other affiliated investment accounts held balances in the Fund as follows:
Account Balance	Percentage of Net Assets
$278,186,374	94.62%
Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement in connection with these services. The Fund has a contractual management fee payable to TAM at an annual rate of 0.07% of daily average net assets.
Additionally, the Fund incurs its allocated share of the advisory fees based on the interest owned in the corresponding Master Portfolio. The advisory fees are accrued daily and payable monthly at an annual rate of 0.01% of the Master Portfolio’s daily net assets. The investment advisory fees allocated from the Master Portfolio are included within the Statement of Operations within net investment income (loss) allocated from the Master Portfolio, in Expenses.
The Fund pays a management fee to TAM at an effective rate of 0.06% of the Fund’s average daily net assets (which is net of a voluntary waiver by TAM equal to the Master Portfolio advisory fee allocated to the Fund of 0.01%).
The management fees are reflected in Investment management fees within the Statement of Operations.
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold
Transamerica Funds
Annual Financial Statements 2024

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R	0.65%	May 1, 2025
Class R4	0.30	May 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended December 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class R4	$120,475	$127,509	$142,761	$390,745
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each class up to the following annual rates:
Class	Rate
Class R	0.50%
Class R4	0.25
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended December 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$13,136	$1,225
Transamerica Funds
Annual Financial Statements 2024

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to partnership basis adjustments and a portion of the payments made to redeeming shareholders as a distribution for income tax purposes. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(38,192,881)	$38,192,881
As of December 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$—	$294,170,758	$—	$294,170,758
As of December 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$6,709,224	$—	$855,449	$—	$8,887,132	$—	$4,701,457	$—
As of December 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$903,933	$—	$38,964,240	$—	$—	$491,765,087	$294,170,758
7. OPERATING SEGMENTS
During the reporting period ended December 31, 2024, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2024
7. OPERATING SEGMENTS (continued)
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets”, results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Stock Index
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Stock Index (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)) as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 26, 2025
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For corporate shareholders, 65% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made a long-term capital gain designation of $855,449 for the year ended December 31, 2024.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Stock Index

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Stock Index

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Stock Index

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Stock Index

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2024 Semi-Annual Financial Statements.
Transamerica Funds
Annual Financial Statements 2024

Appendix A
S&P 500 Index Master Portfolio

Schedule of Investments December 31, 2024	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.8%
Axon Enterprise, Inc.(a)	66,395	$39,459,876
Boeing Co.(a)	679,550	120,280,350
General Dynamics Corp.	240,016	63,241,816
General Electric Co.	1,000,947	166,947,950
Howmet Aerospace, Inc.	377,449	41,281,597
Huntington Ingalls Industries, Inc.	36,396	6,877,752
L3Harris Technologies, Inc.	177,280	37,278,438
Lockheed Martin Corp.	195,105	94,809,324
Northrop Grumman Corp.	126,660	59,440,272
RTX Corp.	1,230,975	142,448,427
Textron, Inc.	170,119	13,012,402
TransDigm Group, Inc.	52,245	66,209,044

		851,287,248

Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc.	108,573	11,217,762
Expeditors International of Washington, Inc.	131,443	14,559,941
FedEx Corp.	207,883	58,483,725
United Parcel Service, Inc., Class B	676,399	85,293,914

		169,555,342

Automobile Components — 0.1%
Aptiv PLC(a)	243,392	14,720,348
BorgWarner, Inc.	208,912	6,641,313

		21,361,661

Automobiles — 2.4%
Ford Motor Co.	3,645,611	36,091,549
General Motors Co.	1,016,949	54,172,873
Tesla, Inc.(a)	2,580,373	1,042,057,832

		1,132,322,254

Banks — 3.4%
Bank of America Corp.	6,173,673	271,332,928
Citigroup, Inc.	1,749,115	123,120,205
Citizens Financial Group, Inc.	407,577	17,835,570
Fifth Third Bancorp	617,934	26,126,249
Huntington Bancshares, Inc.	1,346,540	21,908,206
JPMorgan Chase & Co.	2,603,735	624,141,317
KeyCorp.	858,011	14,706,309
M&T Bank Corp.	153,134	28,790,723
PNC Financial Services Group, Inc.	366,960	70,768,236
Regions Financial Corp.	853,147	20,066,017
Truist Financial Corp.	1,227,743	53,259,491
U.S. Bancorp	1,442,778	69,008,072
Wells Fargo & Co.	3,079,242	216,285,958

		1,557,349,281

Beverages — 1.1%
Brown-Forman Corp., Class B	171,896	6,528,610
Coca-Cola Co.	3,585,615	223,240,390
Constellation Brands, Inc., Class A	145,374	32,127,654
Keurig Dr. Pepper, Inc.	1,041,173	33,442,477
Molson Coors Beverage Co., Class B	161,542	9,259,587
Monster Beverage Corp.(a)	645,251	33,914,393
PepsiCo, Inc.	1,268,868	192,944,068

		531,457,179

Biotechnology — 1.6%
AbbVie, Inc.	1,634,319	290,418,486
Amgen, Inc.	497,131	129,572,224
Biogen, Inc.(a)	134,706	20,599,242

Security	Shares	Value

Biotechnology (continued)
Gilead Sciences, Inc.	1,152,595	$106,465,200
Incyte Corp.(a)	146,402	10,111,986
Moderna, Inc.(a)(b)	314,807	13,089,675
Regeneron Pharmaceuticals, Inc.(a)	97,360	69,352,449
Vertex Pharmaceuticals, Inc.(a)	238,173	95,912,267

		735,521,529

Broadline Retail — 4.2%
Amazon.com, Inc.(a)	8,654,973	1,898,814,527
eBay, Inc.	442,998	27,443,726

		1,926,258,253

Building Products — 0.5%
A O Smith Corp.	112,403	7,667,009
Allegion PLC	80,999	10,584,949
Builders FirstSource, Inc.(a)(b)	106,314	15,195,460
Carrier Global Corp.	771,705	52,676,583
Johnson Controls International PLC	617,715	48,756,245
Lennox International, Inc.	29,646	18,063,308
Masco Corp.	199,903	14,506,961
Trane Technologies PLC	208,111	76,865,798

		244,316,313

Capital Markets — 3.1%
Ameriprise Financial, Inc.	89,723	47,771,217
Bank of New York Mellon Corp.	672,430	51,662,797
Blackrock, Inc.(c)	134,643	138,023,886
Blackstone, Inc., Class A	669,670	115,464,501
Cboe Global Markets, Inc.	95,826	18,724,400
Charles Schwab Corp.	1,382,556	102,322,970
CME Group, Inc., Class A	333,117	77,359,761
FactSet Research Systems, Inc.	34,744	16,686,848
Franklin Resources, Inc.	295,485	5,995,391
Goldman Sachs Group, Inc.	290,316	166,240,748
Intercontinental Exchange, Inc.	530,866	79,104,343
Invesco Ltd.	420,219	7,345,428
KKR & Co., Inc., Class A	624,081	92,307,821
MarketAxess Holdings, Inc.	35,517	8,028,263
Moody’s Corp.	144,119	68,221,611
Morgan Stanley	1,147,260	144,233,527
MSCI, Inc., Class A	72,815	43,689,728
Nasdaq, Inc.	380,293	29,400,452
Northern Trust Corp.	183,320	18,790,300
Raymond James Financial, Inc.	169,218	26,284,632
S&P Global, Inc.	293,636	146,239,537
State Street Corp.	271,117	26,610,133
T Rowe Price Group, Inc.	206,736	23,379,774

		1,453,888,068

Chemicals — 1.3%
Air Products and Chemicals, Inc.	205,572	59,624,103
Albemarle Corp.	108,244	9,317,643
Celanese Corp., Class A(b)	101,046	6,993,394
CF Industries Holdings, Inc.	159,762	13,630,894
Corteva, Inc.	635,635	36,205,770
Dow, Inc.	648,598	26,028,238
DuPont de Nemours, Inc.	387,725	29,564,031
Eastman Chemical Co.	109,134	9,966,117
Ecolab, Inc.	233,072	54,613,431
FMC Corp.	114,755	5,578,240
International Flavors & Fragrances, Inc.	236,430	19,990,156
Linde PLC	440,369	184,369,289
LyondellBasell Industries NV, Class A	241,432	17,931,155

2	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) December 31, 2024	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co.	294,232	$7,232,223
PPG Industries, Inc.	214,563	25,629,550
Sherwin-Williams Co.	214,290	72,843,600

		579,517,834

Commercial Services & Supplies — 0.5%
Cintas Corp.	318,984	58,278,377
Copart, Inc.(a)	813,341	46,677,640
Republic Services, Inc.	188,022	37,826,266
Rollins, Inc.	257,783	11,948,242
Veralto Corp.	230,393	23,465,527
Waste Management, Inc.	337,592	68,122,690

		246,318,742

Communications Equipment — 0.9%
Arista Networks, Inc.(a)	958,292	105,920,015
Cisco Systems, Inc.	3,686,424	218,236,301
F5, Inc.(a)	52,826	13,284,154
Juniper Networks, Inc.	307,746	11,525,088
Motorola Solutions, Inc.	155,292	71,780,621

		420,746,179

Construction & Engineering — 0.1%
Quanta Services, Inc.(b)	136,249	43,061,496

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	56,215	29,035,047
Vulcan Materials Co.	122,816	31,591,960

		60,627,007

Consumer Finance — 0.6%
American Express Co.	514,683	152,752,768
Capital One Financial Corp.	353,985	63,122,605
Discover Financial Services	233,496	40,448,512
Synchrony Financial	360,080	23,405,200

		279,729,085

Consumer Staples Distribution & Retail — 1.9%
Costco Wholesale Corp.	409,772	375,461,790
Dollar General Corp.	205,556	15,585,256
Dollar Tree, Inc.(a)	188,775	14,146,799
Kroger Co.	614,984	37,606,272
Sysco Corp.	454,139	34,723,468
Target Corp.	426,050	57,593,439
Walgreens Boots Alliance, Inc.	653,353	6,095,783
Walmart, Inc.	4,014,406	362,701,582

		903,914,389

Containers & Packaging — 0.2%
Amcor PLC	1,348,782	12,692,039
Avery Dennison Corp.	75,715	14,168,548
Ball Corp.	275,996	15,215,659
International Paper Co.	317,650	17,095,923
Packaging Corp. of America	82,097	18,482,498
Smurfit WestRock PLC(b)	451,864	24,337,395

		101,992,062

Distributors — 0.1%
Genuine Parts Co.	127,279	14,861,096
LKQ Corp.	245,623	9,026,645
Pool Corp.	35,972	12,264,294

		36,152,035

Security	Shares	Value

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	6,635,985	$151,101,378
Verizon Communications, Inc.	3,893,225	155,690,068

		306,791,446

Electric Utilities — 1.5%
Alliant Energy Corp.	238,761	14,120,325
American Electric Power Co., Inc.	497,019	45,840,062
Constellation Energy Corp.	291,115	65,125,337
Duke Energy Corp.	718,163	77,374,882
Edison International	357,131	28,513,339
Entergy Corp.	395,456	29,983,474
Evergy, Inc.	211,723	13,031,551
Eversource Energy	330,620	18,987,507
Exelon Corp.	931,201	35,050,406
FirstEnergy Corp.	480,548	19,116,199
NextEra Energy, Inc.	1,901,843	136,343,125
NRG Energy, Inc.	187,341	16,901,905
PG&E Corp.	1,976,695	39,889,705
Pinnacle West Capital Corp.	105,682	8,958,663
PPL Corp.	683,470	22,185,436
Southern Co.	1,016,884	83,709,891
Xcel Energy, Inc.	517,524	34,943,220

		690,075,027

Electrical Equipment — 0.8%
AMETEK, Inc.	215,368	38,822,236
Eaton Corp. PLC	365,496	121,297,158
Emerson Electric Co.	527,343	65,353,618
GE Vernova, Inc.	255,565	84,062,995
Generac Holdings, Inc.(a)	56,265	8,723,888
Hubbell, Inc.	49,506	20,737,568
Rockwell Automation, Inc.	103,747	29,649,855

		368,647,318

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	1,113,681	77,345,145
CDW Corp.	124,437	21,657,016
Corning, Inc.	718,036	34,121,071
Jabil, Inc.	103,897	14,950,778
Keysight Technologies, Inc.(a)(b)	161,695	25,973,068
TE Connectivity PLC	276,677	39,556,511
Teledyne Technologies, Inc.(a)	42,681	19,809,533
Trimble, Inc.(a)	226,920	16,034,167
Zebra Technologies Corp., Class A(a)	48,206	18,618,121

		268,065,410

Energy Equipment & Services — 0.2%
Baker Hughes Co., Class A	922,676	37,848,169
Halliburton Co.	808,277	21,977,052
Schlumberger NV	1,306,015	50,072,615

		109,897,836

Entertainment — 1.4%
Electronic Arts, Inc.	220,730	32,292,799
Live Nation Entertainment, Inc.(a)(b)	144,837	18,756,391
Netflix, Inc.(a)	395,330	352,365,536
Take-Two Interactive Software, Inc.(a)(b)	150,752	27,750,428
Walt Disney Co.	1,674,826	186,491,875
Warner Bros Discovery, Inc., Class A(a)	2,070,538	21,885,587

		639,542,616

Financial Services — 4.4%
Apollo Global Management, Inc.	413,398	68,276,814
Berkshire Hathaway, Inc., Class B(a)	1,695,183	768,392,550
Corpay, Inc.(a)	64,041	21,672,755

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) December 31, 2024	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
Fidelity National Information Services, Inc.	497,891	$40,214,656
Fiserv, Inc.(a)	526,158	108,083,376
Global Payments, Inc.	237,218	26,582,649
Jack Henry & Associates, Inc.	68,773	12,055,907
Mastercard, Inc., Class A	758,082	399,183,239
PayPal Holdings, Inc.(a)	927,187	79,135,410
Visa, Inc., Class A	1,598,218	505,100,817

		2,028,698,173

Food Products — 0.6%
Archer-Daniels-Midland Co.	446,844	22,574,559
Bunge Global SA	127,306	9,899,315
Conagra Brands, Inc.	438,412	12,165,933
General Mills, Inc.	516,378	32,929,425
Hershey Co.	136,999	23,200,781
Hormel Foods Corp.	266,300	8,353,831
J.M. Smucker Co.	97,393	10,724,917
Kellanova	248,101	20,088,738
Kraft Heinz Co.	821,102	25,216,042
Lamb Weston Holdings, Inc.	132,939	8,884,313
McCormick & Co., Inc.	234,629	17,888,115
Mondelez International, Inc., Class A	1,242,473	74,212,912
The Campbell’s Co.	184,501	7,726,902
Tyson Foods, Inc., Class A	260,882	14,985,062

		288,850,845

Gas Utilities — 0.0%
Atmos Energy Corp.	143,557	19,993,183

Ground Transportation — 0.9%
CSX Corp.	1,783,476	57,552,770
JB Hunt Transport Services, Inc.	74,510	12,715,877
Norfolk Southern Corp.	209,100	49,075,770
Old Dominion Freight Line, Inc.	174,398	30,763,807
Uber Technologies, Inc.(a)	1,953,867	117,857,257
Union Pacific Corp.	560,690	127,859,748

		395,825,229

Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	1,604,091	181,438,733
Align Technology, Inc.(a)	64,585	13,466,618
Baxter International, Inc.	470,821	13,729,140
Becton Dickinson & Co.	267,317	60,646,208
Boston Scientific Corp.(a)	1,363,052	121,747,805
Cooper Cos., Inc.(a)	184,338	16,946,192
Dexcom, Inc.(a)	361,237	28,093,402
Edwards Lifesciences Corp.(a)	545,470	40,381,144
GE HealthCare Technologies, Inc.(a)	421,653	32,964,832
Hologic, Inc.(a)	218,644	15,762,046
IDEXX Laboratories, Inc.(a)	75,637	31,271,361
Insulet Corp.(a)	64,331	16,794,894
Intuitive Surgical, Inc.(a)	329,876	172,182,077
Medtronic PLC	1,186,075	94,743,671
ResMed, Inc.	136,565	31,231,050
Solventum Corp.(a)(b)	125,879	8,315,567
STERIS PLC	91,206	18,748,305
Stryker Corp.	317,307	114,246,385
Teleflex, Inc.	42,866	7,629,291
Zimmer Biomet Holdings, Inc.	184,111	19,447,645

		1,039,786,366

Health Care Providers & Services — 2.0%
Cardinal Health, Inc.	222,194	26,278,884

Security	Shares	Value

Health Care Providers & Services (continued)
Cencora, Inc.	163,222	$36,672,719
Centene Corp.(a)	466,919	28,285,953
Cigna Group	258,523	71,388,541
CVS Health Corp.	1,164,845	52,289,892
DaVita, Inc.(a)	42,261	6,320,133
Elevance Health, Inc.	214,359	79,077,035
HCA Healthcare, Inc.	168,666	50,625,100
Henry Schein, Inc.(a)	115,839	8,016,059
Humana, Inc.	110,617	28,064,639
Labcorp Holdings, Inc.	76,964	17,649,385
McKesson Corp.	117,399	66,906,864
Molina Healthcare, Inc.(a)	52,882	15,391,306
Quest Diagnostics, Inc.	102,606	15,479,141
UnitedHealth Group, Inc.	851,114	430,544,528
Universal Health Services, Inc., Class B	55,227	9,908,828

		942,899,007

Health Care REITs — 0.3%
Alexandria Real Estate Equities, Inc.	144,267	14,073,246
Healthpeak Properties, Inc.	657,067	13,318,748
Ventas, Inc.	382,079	22,500,632
Welltower, Inc.	538,595	67,879,128

		117,771,754

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	658,506	11,537,025

Hotels, Restaurants & Leisure — 1.9%
Airbnb, Inc., Class A(a)	400,341	52,608,811
Booking Holdings, Inc.	30,609	152,078,368
Caesars Entertainment, Inc.(a)(b)	195,763	6,542,399
Carnival Corp.(a)(b)	940,944	23,448,324
Chipotle Mexican Grill, Inc.(a)	1,260,179	75,988,794
Darden Restaurants, Inc.	110,217	20,576,412
Domino’s Pizza, Inc.	32,072	13,462,543
Expedia Group, Inc.(a)	113,591	21,165,411
Hilton Worldwide Holdings, Inc.	225,457	55,723,952
Las Vegas Sands Corp.	321,855	16,530,473
Marriott International, Inc., Class A(b)	213,315	59,502,086
McDonald’s Corp.	662,758	192,126,917
MGM Resorts International(a)(b)	211,434	7,326,188
Norwegian Cruise Line Holdings Ltd.(a)	409,414	10,534,222
Royal Caribbean Cruises Ltd.	221,144	51,015,709
Starbucks Corp.	1,048,305	95,657,831
Wynn Resorts Ltd.	86,072	7,415,964
Yum! Brands, Inc.	260,018	34,884,015

		896,588,419

Household Durables — 0.3%
D.R. Horton, Inc.	269,705	37,710,153
Garmin Ltd.	142,248	29,340,073
Lennar Corp., Class A	220,858	30,118,405
Mohawk Industries, Inc.(a)	47,669	5,678,808
NVR, Inc.(a)	2,868	23,457,085
PulteGroup, Inc.	189,668	20,654,845

		146,959,369

Household Products — 1.1%
Church & Dwight Co., Inc.	226,814	23,749,694
Clorox Co.	115,328	18,730,421
Colgate-Palmolive Co.	755,603	68,691,869

4	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) December 31, 2024	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Kimberly-Clark Corp.	307,859	$40,341,843
Procter & Gamble Co.	2,178,034	365,147,400

		516,661,227

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	652,908	8,402,926
Vistra Corp.	314,654	43,381,347

		51,784,273

Industrial Conglomerates — 0.4%
3M Co.	503,629	65,013,467
Honeywell International, Inc.	601,374	135,844,373

		200,857,840

Industrial REITs — 0.2%
Prologis, Inc.	856,562	90,538,603

Insurance — 2.1%
Aflac, Inc.	462,396	47,830,242
Allstate Corp.	244,817	47,198,269
American International Group, Inc.	576,886	41,997,301
Aon PLC, Class A	200,011	71,835,951
Arch Capital Group Ltd.	348,314	32,166,798
Arthur J Gallagher & Co.(b)	230,675	65,477,099
Assurant, Inc.	48,062	10,247,780
Brown & Brown, Inc.	218,408	22,281,984
Chubb Ltd.	346,705	95,794,591
Cincinnati Financial Corp.	146,198	21,008,653
Erie Indemnity Co., Class A	22,843	9,416,570
Everest Group Ltd.	39,473	14,307,383
Globe Life, Inc.	77,636	8,657,967
Hartford Financial Services Group, Inc.	267,000	29,209,800
Loews Corp.	169,943	14,392,473
Marsh & McLennan Cos., Inc.	454,209	96,478,534
MetLife, Inc.	537,917	44,044,644
Principal Financial Group, Inc.	197,638	15,299,157
Progressive Corp.	541,782	129,816,385
Prudential Financial, Inc.	328,876	38,981,672
Travelers Cos., Inc.	209,956	50,576,301
W.R. Berkley Corp.	278,266	16,284,126
Willis Towers Watson PLC	93,413	29,260,688

		952,564,368

Interactive Media & Services — 6.6%
Alphabet, Inc., Class A	5,403,832	1,022,945,397
Alphabet, Inc., Class C	4,401,529	838,227,183
Match Group, Inc.(a)(b)	232,149	7,593,594
Meta Platforms, Inc., Class A	2,016,149	1,180,475,401

		3,049,241,575

IT Services — 1.1%
Accenture PLC, Class A	577,891	203,296,275
Akamai Technologies, Inc.(a)(b)	138,645	13,261,394
Cognizant Technology Solutions Corp., Class A	459,943	35,369,617
EPAM Systems, Inc.(a)	52,795	12,344,527
Gartner, Inc.(a)	71,882	34,824,672
GoDaddy, Inc., Class A(a)	129,084	25,477,309
International Business Machines Corp.	856,666	188,320,887
VeriSign, Inc.(a)	76,434	15,818,781

		528,713,462

Leisure Products — 0.0%
Hasbro, Inc.	122,350	6,840,589

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	265,732	35,698,437

Security	Shares	Value

Life Sciences Tools & Services (continued)
Bio-Techne Corp.(b)	143,745	$10,353,952
Charles River Laboratories International, Inc.(a)	46,303	8,547,534
Danaher Corp.	594,509	136,469,541
IQVIA Holdings, Inc.(a)(b)	160,594	31,558,327
Mettler-Toledo International, Inc.(a)	19,406	23,746,734
Revvity, Inc.(b)	113,906	12,713,048
Thermo Fisher Scientific, Inc.	353,751	184,031,883
Waters Corp.(a)	55,056	20,424,675
West Pharmaceutical Services, Inc.	67,761	22,195,793

		485,739,924

Machinery — 1.6%
Caterpillar, Inc.	446,514	161,977,419
Cummins, Inc.	126,886	44,232,460
Deere & Co.	235,323	99,706,355
Dover Corp.	126,584	23,747,158
Fortive Corp.	318,094	23,857,050
IDEX Corp.	71,102	14,880,938
Illinois Tool Works, Inc.	248,525	63,015,999
Ingersoll Rand, Inc.	373,477	33,784,729
Nordson Corp.	51,314	10,736,941
Otis Worldwide Corp.	369,437	34,213,561
PACCAR, Inc.	485,911	50,544,462
Parker-Hannifin Corp.	119,556	76,041,203
Pentair PLC	150,661	15,162,523
Snap-on, Inc.	48,369	16,420,308
Stanley Black & Decker, Inc.	142,379	11,431,610
Westinghouse Air Brake Technologies Corp.	158,971	30,139,312
Xylem, Inc./New York	224,624	26,060,876

		735,952,904

Media — 0.5%
Charter Communications, Inc., Class A(a)(b)	88,978	30,498,989
Comcast Corp., Class A	3,530,198	132,488,331
Fox Corp., Class A	205,738	9,994,752
Fox Corp., Class B	125,258	5,729,301
Interpublic Group of Cos., Inc.	341,486	9,568,438
News Corp., Class A	352,103	9,696,917
News Corp., Class B	99,061	3,014,426
Omnicom Group, Inc.	179,967	15,484,361
Paramount Global, Class B	549,981	5,752,801

		222,228,316

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	1,327,200	50,539,776
Newmont Corp.	1,052,883	39,188,305
Nucor Corp.	216,645	25,284,638
Steel Dynamics, Inc.	130,603	14,897,884

		129,910,603

Multi-Utilities — 0.6%
Ameren Corp.	246,882	22,007,061
CenterPoint Energy, Inc.	606,424	19,241,834
CMS Energy Corp.	274,737	18,311,221
Consolidated Edison, Inc.	319,824	28,537,896
Dominion Energy, Inc.	777,522	41,877,335
DTE Energy Co.	193,707	23,390,120
NiSource, Inc.	411,869	15,140,304
Public Service Enterprise Group, Inc.	462,593	39,084,483
Sempra	586,683	51,463,833
WEC Energy Group, Inc.	295,081	27,749,417

		286,803,504

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) December 31, 2024	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Office REITs — 0.0%
BXP, Inc.	134,535	$10,004,023

Oil, Gas & Consumable Fuels — 2.9%
APA Corp.	349,293	8,065,175
Chevron Corp.	1,545,678	223,876,002
ConocoPhillips	1,196,330	118,640,046
Coterra Energy, Inc.	688,272	17,578,467
Devon Energy Corp.	585,780	19,172,579
Diamondback Energy, Inc.	173,263	28,385,677
EOG Resources, Inc.	520,176	63,763,174
EQT Corp.	556,847	25,676,215
Exxon Mobil Corp.	4,064,754	437,245,588
Hess Corp.	257,209	34,211,369
Kinder Morgan, Inc.	1,792,225	49,106,965
Marathon Petroleum Corp.	297,233	41,464,004
Occidental Petroleum Corp.	627,772	31,018,215
ONEOK, Inc.	539,998	54,215,799
Phillips 66	381,948	43,515,336
Targa Resources Corp.	203,134	36,259,419
Texas Pacific Land Corp.(b)	17,515	19,370,889
Valero Energy Corp.	292,790	35,893,126
Williams Cos., Inc.	1,126,898	60,987,720

		1,348,445,765

Passenger Airlines — 0.2%
Delta Air Lines, Inc.	592,919	35,871,599
Southwest Airlines Co.	556,400	18,706,168
United Airlines Holdings, Inc.(a)	306,108	29,723,087

		84,300,854

Personal Care Products — 0.1%
Estee Lauder Cos., Inc., Class A	217,364	16,297,953
Kenvue, Inc.	1,771,121	37,813,433

		54,111,386

Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	1,875,737	106,091,685
Eli Lilly & Co.	728,710	562,564,120
Johnson & Johnson	2,226,663	322,020,003
Merck & Co., Inc.	2,339,505	232,733,957
Pfizer, Inc.	5,241,051	139,045,083
Viatris, Inc.	1,123,820	13,991,559
Zoetis, Inc., Class A	417,255	67,983,357

		1,444,429,764

Professional Services — 0.6%
Automatic Data Processing, Inc.	376,832	110,310,032
Broadridge Financial Solutions, Inc.	107,352	24,271,214
Dayforce, Inc.(a)(b)	148,911	10,816,895
Equifax, Inc.	115,528	29,442,311
Jacobs Solutions, Inc.	114,265	15,268,089
Leidos Holdings, Inc.	122,255	17,612,055
Paychex, Inc.	296,406	41,562,049
Paycom Software, Inc.(b)	44,828	9,188,395
Verisk Analytics, Inc.	130,583	35,966,476

		294,437,516

Real Estate Management & Development(a) — 0.1%
CBRE Group, Inc., Class A	278,556	36,571,617
CoStar Group, Inc.	378,993	27,132,109

		63,703,726

Residential REITs — 0.3%
AvalonBay Communities, Inc.	130,463	28,697,946
Camden Property Trust	98,667	11,449,319

Security	Shares	Value

Residential REITs (continued)
Equity Residential	318,355	$22,845,155
Essex Property Trust, Inc.	60,237	17,194,049
Invitation Homes, Inc.	522,843	16,715,291
Mid-America Apartment Communities, Inc.	108,448	16,762,807
UDR, Inc.	279,735	12,143,296

		125,807,863

Retail REITs — 0.3%
Federal Realty Investment Trust	70,849	7,931,546
Kimco Realty Corp.	634,073	14,856,330
Realty Income Corp.	805,367	43,014,651
Regency Centers Corp.	152,330	11,261,757
Simon Property Group, Inc.	283,461	48,814,819

		125,879,103

Semiconductors & Semiconductor Equipment — 11.4%
Advanced Micro Devices, Inc.(a)	1,500,835	181,285,860
Analog Devices, Inc.	459,176	97,556,533
Applied Materials, Inc.	762,441	123,995,780
Broadcom, Inc.	4,319,529	1,001,439,603
Enphase Energy, Inc.(a)(b)	124,399	8,543,723
First Solar, Inc.(a)	99,780	17,585,227
Intel Corp.	3,968,301	79,564,435
KLA Corp.	123,706	77,949,625
Lam Research Corp.	1,189,976	85,951,966
Microchip Technology, Inc.	497,368	28,524,055
Micron Technology, Inc.	1,025,408	86,298,337
Monolithic Power Systems, Inc.	45,229	26,761,999
NVIDIA Corp.(b)	22,686,292	3,046,542,153
NXP Semiconductors NV	234,738	48,790,293
ON Semiconductor Corp.(a)(b)	395,827	24,956,892
QUALCOMM, Inc.	1,027,496	157,843,936
Skyworks Solutions, Inc.	145,898	12,938,235
Teradyne, Inc.	150,903	19,001,706
Texas Instruments, Inc.	843,654	158,193,562

		5,283,723,920

Software — 10.3%
Adobe, Inc.(a)	407,114	181,035,454
ANSYS, Inc.(a)	80,890	27,286,624
Autodesk, Inc.(a)	198,840	58,771,139
Cadence Design Systems, Inc.(a)	254,782	76,551,800
Crowdstrike Holdings, Inc., Class A(a)	214,938	73,543,186
Fair Isaac Corp.(a)	22,692	45,178,184
Fortinet, Inc.(a)	587,123	55,471,381
Gen Digital, Inc.	501,503	13,731,152
Intuit, Inc.	259,225	162,922,913
Microsoft Corp.	6,876,065	2,898,261,397
Oracle Corp.	1,486,508	247,711,693
Palantir Technologies, Inc., Class A(a)	1,872,815	141,640,998
Palo Alto Networks, Inc.(a)(b)	602,266	109,588,321
PTC, Inc.(a)	112,148	20,620,653
Roper Technologies, Inc.	99,118	51,526,492
Salesforce, Inc.	884,146	295,596,532
ServiceNow, Inc.(a)	190,517	201,970,882
Synopsys, Inc.(a)	142,511	69,169,139
Tyler Technologies, Inc.(a)	39,769	22,932,396
Workday, Inc., Class A(a)(b)	196,991	50,829,588

		4,804,339,924

Specialized REITs — 0.9%
American Tower Corp.	431,933	79,220,831
Crown Castle, Inc.	404,146	36,680,291
Digital Realty Trust, Inc.	287,249	50,937,865

6	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) December 31, 2024	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialized REITs (continued)
Equinix, Inc.	88,322	$83,277,931
Extra Space Storage, Inc.	195,989	29,319,954
Iron Mountain, Inc.	273,325	28,729,191
Public Storage	147,023	44,024,567
SBA Communications Corp.(b)	100,147	20,409,959
VICI Properties, Inc.	972,194	28,397,787
Weyerhaeuser Co.	675,394	19,012,341

		420,010,717

Specialty Retail — 1.8%
AutoZone, Inc.(a)	15,633	50,056,866
Best Buy Co., Inc.	182,544	15,662,275
CarMax, Inc.(a)	145,430	11,890,357
Home Depot, Inc.	918,636	357,340,218
Lowe’s Cos., Inc.	524,655	129,484,854
O’Reilly Automotive, Inc.(a)	53,392	63,312,234
Ross Stores, Inc.	306,827	46,413,720
TJX Cos., Inc.	1,043,101	126,017,032
Tractor Supply Co.	500,225	26,541,938
Ulta Beauty, Inc.(a)	43,166	18,774,188

		845,493,682

Technology Hardware, Storage & Peripherals — 7.9%
Apple, Inc.(b)	13,979,698	3,500,795,973
Dell Technologies, Inc., Class C	267,252	30,798,120
Hewlett Packard Enterprise Co.	1,207,781	25,786,124
HP, Inc.	891,284	29,082,597
NetApp, Inc.	191,169	22,190,898
Seagate Technology Holdings PLC	194,195	16,760,970
Super Micro Computer, Inc.(a)(b)	462,660	14,101,877
Western Digital Corp.(a)(b)	304,539	18,159,661

		3,657,676,220

Textiles, Apparel & Luxury Goods — 0.4%
Deckers Outdoor Corp.(a)	140,503	28,534,754
Lululemon Athletica, Inc.(a)	104,465	39,948,461
NIKE, Inc., Class B	1,101,111	83,321,070
Ralph Lauren Corp., Class A	36,888	8,520,390
Tapestry, Inc.	209,561	13,690,620

		174,015,295

Tobacco — 0.6%
Altria Group, Inc.	1,567,429	81,960,862
Philip Morris International, Inc.	1,437,970	173,059,690

		255,020,552

Security	Shares	Value

Trading Companies & Distributors — 0.3%
Fastenal Co.	529,575	$38,081,738
United Rentals, Inc.	60,690	42,752,464
WW Grainger, Inc.	40,986	43,201,293

		124,035,495

Water Utilities — 0.1%
American Water Works Co., Inc.	178,985	22,281,843

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.	450,771	99,498,683

Total Common Stocks — 99.2% (Cost: $16,459,217,226)		46,062,358,499

Investment Companies

Equity Funds — 0.6%
iShares Core S&P 500 ETF(c)	508,821	299,532,746

Total Investment Companies — 0.6% (Cost: $236,953,405)		299,532,746

Total Long-Term Investments — 99.8% (Cost: $16,696,170,631)		46,361,891,245

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.63%(c)(d)(e)	196,807,108	196,905,512
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.44%(c)(d)	120,252,759	120,252,759

Total Short-Term Securities — 0.7% (Cost: $317,096,496)		317,158,271

Total Investments — 100.5% (Cost: $17,013,267,127)		46,679,049,516

Liabilities in Excess of Other Assets — (0.5)%		(227,144,285)

Net Assets — 100.0%		$46,451,905,231

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Master Portfolio for compliance purposes.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) December 31, 2024	S&P 500 Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$213,530,225	$—		$(16,516,033	)(a)	$(60,001)	$(48,679)	$196,905,512	196,807,108	$455,446	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	84,851,864	35,400,895	(a)	—		—	—	120,252,759	120,252,759	8,439,513		—

BlackRock, Inc.	101,130,797	10,344,277		(752,293)		45,574	27,255,531	138,023,886	134,643	2,606,952		—

iShares Core S&P 500 ETF	229,277,684	2,758,340,651		(2,781,417,278)		66,506,631	26,825,058	299,532,746	508,821	4,472,914		—

						$66,492,204	$54,031,910	$754,714,903		$15,974,825		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts

S&P 500 E-Mini Index	455	03/21/25	$135,038	$(1,680,534)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,680,534	$—	$—	$—	$1,680,534

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2024, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$33,326,715	$—	$—	$—	$33,326,715

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,747,598)	$—	$—	$—	$(2,747,598)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$172,121,747

8	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) December 31, 2024	S&P 500 Index Master Portfolio

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets

Investments

Long-Term Investments

Common Stocks	$46,062,358,499	$—	$—	$46,062,358,499

Investment Companies	299,532,746	—	—	299,532,746

Short-Term Securities

Money Market Funds	317,158,271	—	—	317,158,271

	$46,679,049,516	$—	$—	$46,679,049,516

Derivative Financial Instruments(a)

Liabilities

Equity Contracts	$(1,680,534)	$—	$—	$(1,680,534)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Statements of Assets and Liabilities

December 31, 2024

S&P 500 Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$45,924,334,613
Investments, at value — affiliated(c)	754,714,903
Cash pledged for futures contracts	6,994,000
Receivables:
Securities lending income — affiliated	59,520
Dividends — unaffiliated	28,044,354
Dividends — affiliated	346,843
Prepaid expenses	32,551

Total assets	46,714,526,784

LIABILITIES
Bank overdraft	25,288
Collateral on securities loaned	196,837,998
Payables:
Withdrawals to investors	64,693,452
Investment advisory fees	396,242
Trustees’ fees	61,653
Professional fees	83,670
Variation margin on futures contracts	523,250

Total liabilities	262,621,553

Commitments and contingent liabilities

NET ASSETS	$46,451,905,231

NET ASSETS CONSIST OF
Investors’ capital	$16,787,803,376
Net unrealized appreciation (depreciation)	29,664,101,855

NET ASSETS	$46,451,905,231

(a) Investments, at cost — unaffiliated	$16,405,990,815
(b) Securities loaned, at value	$191,401,532
(c) Investments, at cost — affiliated	$607,276,312

See notes to financial statements.

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Statements of Operations

Year Ended December 31, 2024

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$565,764,310
Dividends — affiliated	15,519,379
Interest — unaffiliated	501,813
Securities lending income — affiliated — net	455,446
Foreign taxes withheld	(2,894,755)

Total investment income	579,346,193

EXPENSES
Investment advisory	4,224,122
Trustees	266,056
Professional	23,116

Total expenses	4,513,294
Less:
Fees waived and/or reimbursed by the Manager	(440,697)

Total expenses after fees waived and/or reimbursed	4,072,597

Net investment income	575,273,596

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(14,752,038)
Investments — affiliated	66,492,204
Futures contracts	33,326,715

85,066,881

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,485,058,249
Investments — affiliated	54,031,910
Futures contracts	(2,747,598)

8,536,342,561

Net realized and unrealized gain	8,621,409,442

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,196,683,038

See notes to financial statements.

M A S T E R P O R T F O L I O S T A T E M E N T O F O P E R A T I O N S	11

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio

	Year Ended 12/31/24	Year Ended 12/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$575,273,596	$537,336,198
Net realized gain	85,066,881	77,031,599
Net change in unrealized appreciation (depreciation)	8,536,342,561	7,075,494,284

Net increase in net assets resulting from operations	9,196,683,038	7,689,862,081

CAPITAL TRANSACTIONS
Proceeds from contributions	10,050,282,417	7,389,545,731
Value of withdrawals	(8,821,440,872)	(8,597,872,533)

Net increase (decrease) in net assets derived from capital transactions	1,228,841,545	(1,208,326,802)

NET ASSETS
Total increase in net assets	10,425,524,583	6,481,535,279
Beginning of year	36,026,380,648	29,544,845,369

End of year	$46,451,905,231	$36,026,380,648

See notes to financial statements.

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Financial Highlights

	S&P 500 Index Master Portfolio

	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Total Return

Total return	24.94%	26.24%	(18.13)%	28.65%	18.42%

Ratios to Average Net Assets(a)

Total expenses	0.01%	0.01%	0.01%	0.01%	0.01%

Total expenses after fees waived and/or reimbursed	0.01%	0.01%	0.01%	0.01%	0.01%

Net investment income	1.36%	1.63%	1.60%	1.39%	1.82%

Supplemental Data

Net assets, end of year (000)	$46,451,905	$36,026,381	$29,544,845	$34,489,286	$26,992,973

Portfolio turnover rate	9%	10%	13%	6%	5%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2024, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Master Portfolio had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Master Portfolio is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Segment Reporting: The Master Portfolio adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Master Portfolio’s adoption of the new standard impacted financial statement disclosures only and did not affect the Master Portfolio’s financial position or results of operations.

The Chief Financial Officer acts as the Master Portfolio’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Master Portfolio. The CODM has concluded that the Master Portfolio operates as a single operating segment since the Master Portfolio has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Master Portfolio’s financial statements.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the

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Notes to Financial Statements (continued)

designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that the Master Portfolio has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Barclays Bank PLC	$1,752,078	$(1,752,078)	$—		$—

Barclays Capital, Inc.	939,445	(939,445)	—		—

BNP Paribas SA	5,315,120	(5,315,120)	—		—

BofA Securities, Inc.	7,671,632	(7,671,632)	—		—

Citigroup Global Markets, Inc.	18,391,540	(18,391,540)	—		—

Goldman Sachs & Co. LLC	14,659,040	(14,659,040)	—		—

Morgan Stanley	31,276,155	(31,276,155)	—		—

National Financial Services LLC	937,524	(937,524)	—		—

Natixis SA	41,851,294	(41,851,294)	—		—

UBS AG	32,502,898	(32,502,898)	—		—

Wells Fargo Bank N.A	35,258,038	(35,258,038)	—		—

Wells Fargo Securities LLC	846,768	(846,768)	—		—

	$191,401,532	$(191,401,532)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock Finance, Inc.. BlackRock Finance, Inc.’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), BAL has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through June 30, 2025. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2024, the amount waived was $289,172.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2024, the amounts waived were $115,588.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2024, the Manager waived $35,937 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. BlackRock Cash Funds: Institutional may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, BlackRock Cash Funds: Institutional will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. BlackRock Cash Funds: Institutional will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If BlackRock Cash Funds: Institutional cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Master Portfolio retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2024, the Master Portfolio paid BTC $176,145 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2024, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2024, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

S&P 500 Index Master Portfolio	$574,416,728	$358,868,407	$ (39,693,066)

7.	PURCHASES AND SALES

For the year ended December 31, 2024, purchases and sales of investments, excluding short-term securities, were $5,572,151,059 and $3,562,100,976, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect which may impact the Master Portfolio’s NAV.

As of December 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

S&P 500 Index Master Portfolio	$16,898,395,900	$30,612,184,067	$(831,530,451)	$29,780,653,616

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement

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Notes to Financial Statements (continued)

expires in April 2025 unless extended or renewed. Prior to April 11, 2024, the aggregate commitment amount was $2.50 billion. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2024, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Manager uses an indexing approach to try to achieve the Master Portfolio’s investment objective. The Master Portfolio is not actively managed, and the Manager generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2025

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Additional Information

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Each of BAL and BFA has contractually agreed to reimburse, or provide offsetting credits to the Fund/Master Portfolio for the Fund’s/Master Portfolio’s allocable portion of the fees and expenses of the independent trustees of the Trust and MIP, counsel to such independent trustees and the independent registered public accounting firm.

General Information

Quarterly performance, shareholder reports, semi-annual and annual financial statements, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information (continued)

Fund and/or MIP Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10001

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Trust/MIP
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	23

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

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THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by
Transamerica Capital, LLC, Member of FINRA

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202

Visit: transamerica.com

888-233-4339
4128265 12/24
© 2024 Transamerica Corporation. All Rights Reserved.

(b)	The registrant’s Financial Highlights are filed under Item 7(a) of this Form.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.

There are no proxy disclosures for the registrant during the period covered by this report.

Item 10:	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Renumeration Paid to Directors, Officers, and Others of Open-End Investment Companies is included within the Financial Statements filed under Item 7(a) of this Form.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.

The registrant’s Statements Regarding Basis for Approval of Investment Management and Sub-Advisory Contracts is included within the Financial Statements filed under Item 7(a) of this Form.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 15:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees that have been implemented since the registrant last provided disclosure in response to the requirements of this Item.

Item 16:	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files on Form N-CSR is (a) accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 18:	Recovery of Erroneously Awarded Compensation.

Not applicable to the registrant.

Item 19:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The registrant’s code of ethics is attached hereto.

(a)(2)

Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable to the registrant.

(a)(3)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is attached hereto.

(a)(4)

Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)

The certification by the registrant’s principal executive officer and principal financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

Date:	March 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

Date:	March 4, 2025

By:	/s/ Joshua Durham
Joshua Durham
Vice President, Chief Operating Officer
and Interim Treasurer
(Principal Financial Officer and
Principal Accounting Officer)

Date:	March 4, 2025

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

19(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
19(a)(3)	Section 302 N-CSR Certification of Principal Executive Officer
19(a)(3)	Section 302 N-CSR Certification of Principal Financial Officer
19(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer